UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Staples, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M24390-P92399 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. STAPLES, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 7, 2010. ATTN: INVESTOR RELATIONS 500 STAPLES DRIVE FRAMINGHAM, MA 01702 Meeting Information Meeting Type: Annual Meeting For holders as of: April 12, 2010 Date: June 7, 2010 Time: 4:00 PM EDT Location: Four Seasons Hotel One Logan Square Philadelphia, Pennsylvania See the reverse side of this notice to obtain proxy materials and voting instructions.

M24391-P92399 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 1234 5678 9012 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2010 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1234 5678 9012 Before You Vote How to Access the Proxy Materials THE NOTICE PROXY STATEMENT ANNUAL REPORT (INCLUDING THE FORM 10-K) Proxy Materials Available to VIEW or RECEIVE: 1234 5678 9012

Voting Items 4. To ratify the selection by the Audit Committee of Ernst & Young LLP as Staples' independent registered public accounting firm for the current fiscal year. 2. To approve the Long Term Cash Incentive Plan. 3. To approve an amendment to Staples' Amended and Restated 2004 Stock Incentive Plan increasing the number of shares of common stock authorized for issuance under the plan from 77,430,000 to 97,430,000 and amending the material terms of the performance goals of the plan. 1a. Basil L. Anderson 1. To elect twelve directors to serve for a one-year term expiring at the 2011 Annual Meeting of Stockholders Nominees: 1b. Arthur M. Blank 1c. Mary Elizabeth Burton 1d. Justin King 1e. Carol Meyrowitz 1f. Rowland T. Moriarty 1g. Robert C. Nakasone 1h. Ronald L. Sargent 1i. Elizabeth A. Smith 1j. Robert E. Sulentic 1k. Vijay Vishwanath 1l. Paul F. Walsh M24392-P92399 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES LISTED BELOW, "FOR" ITEMS 2, 3 AND 4, AND "AGAINST" ITEMS 5 AND 6. 6. To act on a shareholder proposal providing shareholders owning 10% of outstanding shares with the ability to call special meetings. 5. To act on a shareholder proposal regarding the ability of shareholders to act by majority written consent.

M24393-P92399